UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   October 23, 2017

_____________________________

GROWLIFE, INC.

(Exact name of registrant as specified in charter)

Delaware	000-50385	90-0821083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Carillon Point

                        Kirkland, WA 98033

(Address of principal executive offices and zip code)

                              (866) 781-5559

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.03  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Amendment of Certificate of Incorporation

On October 24, 2017, GrowLife, Inc., a Delaware corporation (the “Company”) filed a Certificate of Amendment of Certificate of Incorporation with the Secretary of State of the State of Delaware to increase the authorized shares of common stock (“Common Stock”) from 3,000,000,000 to 6,000,000,000 shares.

A copy of the Certificate of Amendment of Certificate of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.03.

Item 8.01  Other Events

Appointment of Independent Chairman of the Board

On October 23, 2017, the Board of Directors, appointed Michael E. Fasci, an independent director, Chairman of the Board of Directors. Marco Hegyi, remains Chief Executive Officer and President and a Director.

Annual Shareholder Meeting

The Company held its 2017 Annual Meeting of Stockholders on October 23, 2017.  The results of the Annual Meeting are set forth below.  The matters considered at the annual meeting were described in detail in the definitive proxy statement on Schedule 14A that the Company filed with the Securities and Exchange Commission on August 16, 2017. All matters were approved by the shareholders as follows:

		Shares	Shares
Motion	Description	For	Withheld
1	To elect four nominees to serve on the Board until the 2018 Annual Meeting of Stockholders-
	Marco Hegyi	207,273,269	27,049,202
	Mark E. Scott	209,651,220	24,671,251
	Michael E. Fasci	220,228,468	14,094,003
	Katherine McLain	210,317,864	24,004,607

		Shares	Shares	Shares
Motion	Description	For	Against	Abstained
2	To adopt and approve the 2017 Stock Incentive Plan	176,242,001	49,469,472	8,602,498
3	To approve an amendment to the Company’s Certificate of Incorporation to increase the authorized shares of common stock (“Common Stock”) from 3,000,000,000 to 6,000,000,000	1,099,163,437	694,964,528	27,270,936
4	To ratify the appointment of SD Mayer and Associates, LLP of Seattle, Washington as the Company’s independent registered public accounting firm for the fiscal years ending December 31, 2016 and 2017	1,586,873,838	76,838,085	157,686,979
5	To approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers	161,084,619	63,393,490	9,835,862

Motion	Description	One Year	Two Years	Three Years	Abstain
6	To vote, on a non-binding advisory basis, on the frequency (i.e., every one, two, or three years) of holding an advisory shareholder vote to approve the compensation paid to the Company’s named executive officers	110,133,612	16,013,697	93,296,845	14,888,317

	Issued and
Quorum	Outstanding	Voted	%
	2,064,907,125.00	1,821,398,902.00	88.2%

Committee Assignments

On October 23, 2017 the Company’s Board of Directors, approved the following committee assignments:

Audit	Compensation	Nominations and Governance
Michael E. Fasci (Chairman)	Michael E. Fasci (Chairman)	Katherine McLain (Chairman)
Thom Kozik	Katherine McLain	Thom Kozik

All committees now consist of independent directors.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

3.1

Certificate of Amendment of Certificate of Incorporation of GrowLife, Inc. dated October 23, 2017 to increase the authorized shares of common stock (“Common Stock”) from 3,000,000,000 to 6,000,000,000 shares, filed herewith.

99.1	Press release dated October 25, 2017 concerning 2017 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROWLIFE, INC.

Date: October 25, 2017	By:	/s/ Marco Hegyi
Marco Hegyi
Chief Executive Officer